Bridge Loan	6 Months Ended
Jun. 30, 2021
Bridge Loan [Abstract]
Bridge Loan

Note 10

Bridge Loan:

In August 2020, the Company received the first tranche of CHF 300,000 ($309,780) pursuant to a bridge loan (the “Bridge Loan”). Pursuant to the Bridge Loan, the Company could borrow up to an aggregate of CHF 500,000 ($516,300), or an additional CHF 200,000 ($206,520), upon successful filing of its registration statement on Form F-1, which occurred in August 2020. The total Bridge Loan of CHF 500,000 ($527,650) carried an interest rate of 10% annually and was initially due September 30, 2020 which was amended to December 31, 2020. In January 2021, the Bridge Loan was amended two additional times. The first of the two amendments extended the maturity date to March 31, 2021, and the second amendment increased the total amount of the Bridge Loan to CHF 600,000 ($633,180).

In February 2021, the Bridge Loan, including accrued interest, was repaid in full.